RISKS AND UNCERTAINTIES	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Risk and Uncertainty [Line Items]
RISKS AND UNCERTAINTIES	RISKS AND UNCERTAINTIES
The Plan, through the Master Trust, invests in various investment securities. Investment securities are exposed to various risks such as interest rate, market, and credit risks. Due to the level of risk associated with certain investment securities, it is at least possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect participants’ account balances and the amounts reported in the statements of net assets available for benefits.

At December 31, 2025 and 2024, the Master Trust had investments of $79,303,932 and $79,393,189, respectively, that were concentrated in one investment fund that constituted greater than 10% of the Master Trust’s total net assets.